UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) July 30, 2002


                         Commission File Number 0-33215


                                EMPS CORPORATION
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)


          NEVADA                                 87-0617371
          ------                              -----------------
 (State or other jurisdiction of        (I.R.S. Employer Identification  Number)
 incorporation or organization)


                 875 Donner Way, Unit 705, Salt Lake City, Utah
                 ----------------------------------------------
                    (Address of principal executive offices)

                                      84108
                                    ---------
                                   (Zip Code)


                                 (801) 582-1881
                                 --------------
                (Registrant's Executive Office Telephone Number)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On February 28, 2002, EMPS Corporation (the "Company") entered into an Agreement and Plan of Reorganization (the "Agreement") whereby the Company agreed to acquire all of the issued and outstanding shares of Caspian Services Group Limited, a British Virgin Island corporation ("Caspian") in exchange for 27,089,700 restricted common shares to be issued by the Company. Pursuant to the terms of the Agreement, Caspian would become a wholly owned subsidiary of the Company and the Caspian shareholders would assume the controlling interest in EMPS Corporation. The Agreement was subject to approval of the shareholders of the Company.

         On May 29, 2002, the Company held a Special Meeting of Stockhholders. At that meeting, the shareholders of the Company ratified the Agreement. The Agreement was consummated on July 30, 2002. At the Special Meeting of Stockholders, the shareholders elected three new directors to the Company's Board of Directors - Mirgali Kunayev, Paul A. Roberts and Marat Cherdabayev. Mr. Kunayev currently serves as a Vice President of Caspian. Mr Roberts is currently the President and Chairman of the Board of Directors of Caspian. Mr. Cherdabayev was recently appointed as Secretary of EMPS Corporation.

         Following consummation, the two Caspian shareholders, Elcan Nominees Limited and Mohul Nominees Limited were issued 27,089,700 restricted common shares, which represents 90% of the issued and outstanding common shares of the Company. Pursuant to the terms of the Agreement, Elcan Nominees Limited received 9,752,408 and Mohul Nominees Limited received 17,337,408. Mr Roberts may be deemed to be the beneficial owner of 3,250,764 of the shares received by Elcan Nominees Limited.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS

         As disclosed in Item 1 above, on July 30, 2002 the Company acquired all of the assets and business of Caspian in exchange for the 27,089,700 restricted common shares. As discussed in greater detail in Item 5 below, the primary assets of Caspian include: a) a fleet of three specialized shallow draft vessels; the Baskunchak, Caspian Yelena and Caspian Maria; and b) two joint ventures located in the Port of Bautino on the Caspian Sea - a water desalinization plant, and a development company which is currently building a hotel that will be managed by the joint venture when it is completed. The Company intends to continue the business of Caspian.

         The amount of the consideration given for the acquisition was determined pursuant to arm's length negotiations between the parties. Prior to consummation of the Agreement the Company and Caspian shared no common officers, directors or affiliates.

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

ITEM 5.  OTHER EVENTS

         Information about Caspian Services Group, Limited

         Caspian was incorporated in the British Virgin Islands on December 22, 1999, and has been primarily engaged in providing services to the oil and gas industry in the Republic of Kazakhstan. Caspian carries out its primary business activities from its branch located in Aktau, Kazakhstan, which has been registered with the Ministry of Justice of the Republic of Kazakhstan since April of 2000. Caspian currently employs 32 persons.

         In recent years, the Republic of Kazakhstan has undergone substantial political and economic changes which have created an emerging market. As a result, Kazakhstan in general, has been successful in attracting investment interest from oil and gas exploration and development companies. We believe that the current infrastructure in Kazakhstan is insufficient to support and service the new interest and investments being made by the oil and gas companies. We hope to position Caspian to provide a range of services to these oil and gas companies.

         The current services provided by Caspian include the chartering of a fleet of three specialized shallow draft vessels; the Baskunchak, Caspian Yelena and Caspian Maria (collectively the "Vessels"). The Vessels are uniquely suited to work in the shallow waters of the northeast Caspian Sea. These Vessels are chartered by, and provide support services to, oil and gas contractors in the Kazakh sector of the North Caspian Sea. The associated support services include maintenance and upkeep of the Vessels, staffing the Vessels with a marine crew, accommodations and meals on the Vessels, laundry and other related services to those on the Vessels.

         In addition, Caspian is a partner in two joint ventures located in the Port of Bautino on the Caspian Sea. The Port of Bautino is the northernmost bay in the Caspian Sea that does not freeze during the winter months.

         Caspian's first joint venture in the Port of Bautino is a water desalinization plant which purifies, bottles and markets and sells water. The second joint venture is a development company which is constructing a hotel that the joint venture will manage and operate. Caspian expects the first phase of the hotel to be completed during the third quarter of 2002.

         Caspian plans to expand its marine fleet to include supply, work and survey vessels as well as barges and tug boats. As part of a natural progression Caspian plans to develop a marine base on real property it currently owns in the Port of Bautino. Eventually Caspian desires to also develop an emergency response service that would react to offshore oil spills on the Caspian Sea. Finally, Caspian is considering the development of an offshore seismic exploration program.

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

         Caspian's competition includes varying local companies to large worldwide corporations. We expect competition to be intense. Caspian's offshore division currently has no known local competition, but does have to compete with many larger foreign companies. We believe that Caspian has an advantage over these larger companies because it has extensive experience operating vessels in the Caspian Sea and conducting business within and complying with the laws and regulations of the Republic of Kazakhstan. In addition, Caspian has developed strong relationships with government authorities and other local companies.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         As discussed in Item 2 above, at the Special Meeting of Stockholders the Company's shareholders elected three new members to the Company's Board of Directors. The Company's prior directors declined to stand for reelection. To the Company's knowledge neither director declined to stand for reelection as a result of a disagreement with the Company on any matter relating to Company operations, policies or practices.

         Following are the names and a brief description of the experience of the Company's new directors.

         Mirgali Kunayev. Mr. Kunayev has been a Vice President for Caspian Services Group Limited since 2000. Mr. Kunayev's primary responsibilities include marine oil operations support, construction of infrastructure within the Caspian region and negotiation of service contracts. From 1998 to 2000, Mr. Kunayev was the President of OJSC Kazakhstancaspishelf. During that time he worked collaboratively on the international project JNOC-KazakhOil with geophysical companies including, JGI, Schlumberger, Western Geophysical and PGS. From 1995 to 1998, Mr. Kunayev served as President of International Geophysics, Ltd. He was primarily responsible to oversee geological-geophysical operations and exploratory drilling. In January 2002, Mr. Kunayev earned a Ph.D. under the discipline of Geological and Mineralogical Science from the Moscow Geological University in Moscow, Russia. Mr. Kunayev is 45 years old.

         Paul A. Roberts. Mr. Roberts has worked for Caspian Services Group Limited since 2001. He was appointed President and Chairman of the Board of Caspian Services in February 2002 where he oversees Caspian's operations. Prior to that time, Mr. Roberts was a Vice President. As such, he was responsible for business development, financial planning, contracts, marketing and operations in Kazakhstan and Central Asia. In this position, he worked closely with government authorities and state and local businesses. From 1999 to 2001, Mr. Roberts was an Area Manager for PGS Onshore, Inc., in Almaty Kasakhstan. As Area Manager, he was responsible for seismic exploration. He also performed many of the same duties he performed in his capacity as Vice President of Caspian. From 1997 to 1999, Mr. Roberts was the Resident Manager for PetroAlliance (WGS) in Almaty, Kazakhstan. He was responsible for land and marine seismic exploration. He also oversaw business and financial planning, contract negotiations and operations in Kazakhstan and Central Asia. Mr. Roberts is 45 years old.

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

         Marat Cherdabayev. Since January 2001, Mr. Cherdabayev has worked in the Department of Project Finance at OJSC Kazakhtelecom in Almaty, Kazakhstan. He currently serves as the Head of Project Planning and Monitoring, with responsibility for analyzing the financial feasibilty of investment projects. From October 2000 to January 2001, Mr. Cherdabayev served as the Advisor to the President of TNS Plus, a private telecommunications company in Almaty, Kazakhstan. In that capacity, he developed and advised the president on marketing strategies, marketing analysis and optimization issues. From January 1999 to June 1999, Mr. Cherdabayev was a Mutual Fund Accountant for State Street Corporation, in Boston, Massachusetts. His primary duties included producing and verifying daily financial statements, monitoring general ledger activity and pricing and reconciling five mutual funds on a daily basis. From January 1998 to June 1998, Mr. Cherdabayev was a Financial Reporting Assistant at Boston Edison in Boston Massachusetts. Mr. Cherdabayev graduated with a Bachelor of Science in Business Adminstration from Northeastern University in June 2000. Mr. Cherdabayev is 27 years old. Mr. Cherdabayev was also recently appointed as Secretary of EMPS Corporation.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements.

                  The Company will file the following financial statements by amendment to this filing within 60 days of this filing:

                  I. Audited Financial Statements of EMPS Corporation for the Year Ended December 31, 2001;
                  II.      Unaudited Financial Statements of EMPS Corporation
                           for the Six Months Ended June 30, 2002;
                  III.     Audited Financial Statements of Caspian Services
                           Group Limited for the Year Ended December 31, 2001;
                           and
                  VI. Unaudited Financial Statements of Caspian Services Group Limited for the Six Months Ended June 30, 2002.

         (b)      Pro Forma Information.

                  The Company will file the required pro forma financial statements by amendment to this filing within 60 days of this filing.

         (c) Exhibits. The following exhibits are included as part of this report:

         Exhibit           SEC
         Number            Ref.       Title of Document              Location

         2                 2.01       Agreement and Plan             Attached
                                      of Reorganization

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EMPS CORPORATION



Date: August 8, 2002                           By  /s/ Louis Naegle
                                                  ------------------------------
                                                   Louis Naegle, President



Date: August 8, 2002                           By: /s/ Marat Cherdabayev
                                                   -----------------------------
                                                    Marat Cherdabayev, Secretary

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

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


         This Agreement and Plan of Reorganization ("the Agreement"), dated as of the 28th day of February, 2002, by and between EMPS Corporation, a Nevada corporation ("EMPS") and Caspian Services Group Limited, a British Virgin Islands corporation ("Caspian") and the shareholders of Caspian, Mohul Nominees Limited and Elcan Nominees Limited ("Shareholders"), with reference to the following:

         A. EMPS is a Nevada corporation organized in 1998. EMPS has authorized capital stock of 150,000,000 shares, $.001 par value, of which 2,910,300 shares are currently issued and outstanding. The common shares of EMPS are registered under section 12(g) of the Securities Exchange Act of 1934 and are traded on the OTCBB under the symbol EPSC. EMPS has a wholly owned subsidiary, EMPS Research Corporation, a Utah Corporation ("EMPS Research").

         B. Caspian is a privately held corporation organized under the laws of the British Virgin Islands on December 22, 1999.

         C. The respective Boards of Directors of EMPS and Caspian and the shareholders of Caspian have deemed it advisable and in the best interests of the Parties that Caspian be acquired by EMPS, pursuant to the terms and conditions set forth in this Agreement.

         D. The Parties propose to enter into this Agreement which provides among other things that all of the outstanding shares of Caspian be acquired by EMPS, in exchange for shares of EMPS and such additional items as more fully described in the Agreement.

         E. The parties desire the transaction to qualify as a tax-free reorganization under Section 368 (a)(1)(B) of the Internal Revenue Code of 1986, as amended.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1
                                 THE ACQUISITION

         1.01 At the Closing, a total of 100 common shares, which represents all of the outstanding shares of Caspian shall be acquired by EMPS in exchange for 27,089,700 restricted common shares of EMPS. The shares of EMPS to be issued in this transaction shall be issued as set forth in Exhibit A to this Agreement.

         1.02 At the Closing, the Caspian shareholders will deliver certificates for the outstanding shares of Caspian, duly endorsed so as to make EMPS the sole holder thereof, free and clear of all claims and encumbrances and EMPS shall deliver a transmittal letter directed to the transfer agent

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

of EMPS directing the issuance of shares to the shareholders of Caspian as set forth on Exhibit A of this Agreement.

         1.03 Following the reorganization, there will be a total of 30,000,000 shares, $.001 par value, issued and outstanding in EMPS.

         1.04 Following the reorganization, Caspian will be a wholly owned subsidiary of EMPS.

                                    ARTICLE 2
                                   THE CLOSING

         2.01 The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at 136 East South Temple, Suite 1700-A, Salt Lake City, UT 84111 on or before July 30, 2002, (the "Closing Date") or at such other place or date and time as may be agreed to in writing by the parties hereto.

                                    ARTICLE 3
                     REPRESENTATIONS AND WARRANTIES OF EMPS

         EMPS hereby represents and warrants to Caspian as follows:

         3.01 EMPS shall deliver to Caspian, on or before Closing, each of the following:

                  (a) Financial Statements. Audited financial statements of EMPS including, but not limited to, balance sheets and profit and loss statements from inception to its fiscal year ended December 31, 2001, prepared in accordance with United States generally accepted accounting principles and which fairly present the financial condition of EMPS at the dates thereof. (Schedule A)

                  (b) Property. An accurate list and description of all property, real or personal, owned by EMPS of a value equal to or greater than $1,000.00. (Schedule B.)

                  (c) Liens and Liabilities. A complete and accurate list of all material liens, encumbrances, easements, security interests or similar interests in or on any of the assets listed on Schedule A. (Schedule C.) A complete and accurate list of all debts, liabilities and obligations of EMPS incurred or owing as of the date of this Agreement. (Schedule C.1.)

                  (d) Leases and Contracts. A complete and accurate list describing all material terms of each lease (whether of real or personal property) and each contract, promissory note, mortgage, license, franchise, or other written agreement to which EMPS is a party which involves or can reasonably be expected to involve aggregate future payments or receipts by EMPS (whether by the terms of such lease, contract, promissory note, license, franchise or other written agreement or as a result of a guarantee of the payment of or indemnity against the failure to pay same) of $1,000.00 or more annually during the twelve-month period ended

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

         December 31, 2001, or any consecutive twelve-month period thereafter, except any of said instruments which terminate or are cancelable without penalty during such twelve-month period. (Schedule D.)

                  (e) Loan Agreements. Complete and accurate copies of all loan agreements and other documents with respect to obligations of EMPS for the repayment of borrowed money. (Schedule E.)

                  (f) Consents Required. A complete list of all agreements wherein consent to the transaction herein contemplated is required to avoid a default thereunder; or where notice of such transaction is required at or subsequent to closing, or where consent to an acquisition, consolidation, or sale of all or substantially all of the assets is required to avoid a default thereunder. (Schedule F.)

                  (g) Articles and Bylaws. Complete and accurate copies of the Certificate and Articles of Incorporation and Bylaws of EMPS together with all amendments thereto to the date hereof. (Schedule G.)

                  (h) Shareholders. A complete list of all persons or entities holding capital stock of EMPS or any rights to subscribe for, acquire, or receive shares of the capital stock of EMPS (whether warrants, calls, options, or conversion rights), including copies of all stock option plans whether qualified or nonqualified, and other similar agreements. (Schedule H.)

                  (i) Officers and Directors. A complete and current list of all Officers and Directors of EMPS. (Schedule I.)

                  (j) Salary Schedule. A complete and accurate list (in all material respects) of the names and the current salary rate for each present employee of EMPS who received $1,000.00 or more in aggregate compensation from EMPS whether in salary, bonus or otherwise, during the year 2001, or who is presently scheduled to receive from EMPS a salary in excess of $1,000.00 during the year ending December 2001, including in each case the amount of compensation received or scheduled to be received, and a schedule of the hourly rates of all other employees listed according to departments. (Schedule J.)

                  (k) Litigation. A complete and accurate list (in all material respects) of all material civil, criminal, administrative, arbitration or other such proceedings or investigations (including without limitations unfair labor practice matters, labor organization activities, environmental matters and civil rights violations) pending or, to the knowledge of EMPS threatened, which may materially and adversely affect EMPS. (Schedule K.)

                  (l) Tax Returns. Accurate copies of all Federal and State tax returns for EMPS for the last fiscal year. (Schedule L.)

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

                  (m) Agency Reports. Copies of all material reports or filings (and a list of the categories of reports or filings made on a regular basis) made by EMPS under ERISA, EEOC, FDA and all other governmental agencies (federal, state or local) during the last fiscal year. (Schedule M.)

                  (n) Banks. A true and complete list (in all material respects), as of the date of this Agreement, showing (1) the name of each bank in which EMPS has an account or safe deposit box, and (2) the names and addresses of all signatories. (Schedule N.)

                  (o) Jurisdictions Where Qualified. A list of all jurisdictions wherein EMPS is qualified to do business and is in good standing. (Schedule O.)

                  (p) Subsidiaries. A complete list of all subsidiaries of EMPS. (Schedule P.) The term "Subsidiary" or "Subsidiaries" shall include corporations, unincorporated associations, partnerships, joint ventures, or similar entities in which EMPS has an interest, direct or indirect.

                  (q) Union Matters. An accurate list and description (in all material respects) of all union contracts and collective bargaining agreements of EMPS, if any. (Schedule Q.)

                  (r) Employee and Consultant Contracts. A complete and accurate list of all employee and consultant contracts which EMPS may have, other than those listed in the schedule on Union Matters. (Schedule R.)

                  (s) Employee Benefit Plans. Complete and accurate copies of all salary, stock options, bonus, incentive compensation, deferred compensation, profit sharing, retirement, pension, group insurance, disability, death benefit or other benefit plans, trust agreements or arrangements of EMPS in effect on the date hereof or to become effective after the date thereof, together with copies of any determination letters issued by the Internal Revenue Service with respect thereto. (Schedule S.)

                  (t) Insurance Policies. A complete and accurate list (in all material respects) and a description of all material insurance policies naming EMPS as an insured or beneficiary or as a loss payable payee or for which EMPS has paid all or part of the premium in force on the date hereof, specifying any notice or other information possessed by EMPS regarding possible claims thereunder, cancellation thereof or premium increases thereon, including any policies now in effect naming EMPS as beneficiary covering the business activities of EMPS. (Schedule T.)

                  (u) Customers. A complete and accurate list (in all material respects) of the customers of EMPS, including presently effective contracts of EMPS to be assigned to EMPS, accounting for the principle revenues of EMPS, indicating the dollar amounts of gross income of each such customer for the period ended December 31, 2001. (Schedule U.)

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                  (v) Licenses and Permits. A complete list of all licenses, permits and other authorizations of EMPS. (Schedule V.)

         3.02 Organization, Standing and Power. EMPS is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with all requisite corporate power to own or lease its properties and carry on its businesses as are now being conducted.

         3.03 Qualification. EMPS is duly qualified and is licensed as a foreign corporation authorized to do business in each jurisdiction wherein it conducts its business operations. Such jurisdictions, which are the only jurisdictions in which EMPS is duly qualified and licensed as a foreign corporation, are shown in Schedule O.

         3.04 Capitalization of EMPS. The authorized capital stock of EMPS consists of 150,000,000 shares of Common Stock, $.001 par value, of which the only shares issued and outstanding will be 2,910,300, which shares were or will be duly authorized, validly issued and fully paid and nonassessable. There are no preemptive rights with respect to the EMPS stock.

         3.05 Authority. The execution and delivery of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary corporate actions, including but not limited to duly and validly authorized action and approval by the Board of Directors, on the part of EMPS. This Agreement constitutes the valid and binding obligation of EMPS enforceable against it in accordance with its terms, subject to the principles of equity applicable to the availability of the remedy of specific performance. This Agreement has been duly executed by EMPS and the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement shall not result in any breach of any terms or provisions of EMPS's Certificate and Articles of Incorporation or Bylaws or of any other agreement, court order or instrument to which EMPS is a party or bound by.

         3.06 Absence of Undisclosed Liabilities. EMPS has no material liabilities of any nature, whether fixed, absolute, contingent or accrued, which were not reflected on the financial statements set forth in Schedule A or otherwise disclosed in this Agreement or any of the Schedules or Exhibits attached hereto.

         3.07 Absence of Changes. Since December 31, 2001 there has not been any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of EMPS, except for changes resulting from completion of those transactions described in Section 5.01.

         3.08 Tax Matters. All taxes and other assessments and levies which EMPS is required by law to withhold or to collect have been duly withheld and collected, and have been paid over to the proper government authorities or are held by EMPS in separate bank accounts for such payment or are represented by depository receipts, and all such withholdings and collections and all other payments due in connection therewith (including, without limitation, employment taxes, both the employee's and employer's share) have been paid over to the government or placed in a separate and

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

segregated bank account for such purpose. There are no known deficiencies in income taxes for any periods and further, the representations and warranties as to absence of undisclosed liabilities contained in Section 3.06 includes any and all tax liabilities of whatsoever kind or nature (including, without limitation, all federal, state, local and foreign income, profit, franchise, sales, use and property taxes) due or to become due, incurred in respect of or measured by EMPS income or business prior to the Closing Date.

         3.09 Options, Warrants, etc. Except as otherwise described in Schedule H, there are no outstanding options, warrants, calls, commitments or agreements of any character to which EMPS or its shareholders are a party or by which EMPS or its shareholders are bound, or are a party, calling for the issuance of shares of capital stock of EMPS or any securities representing the right to purchase or otherwise receive any such capital stock of EMPS.

         3.10 Title to Assets. Except for liens set forth in Schedule C, EMPS is the sole unconditional owner of, with good and marketable title to, all assets listed in the schedules as owned by it and all other property and assets are free and clear of all mortgages, liens, pledges, charges or encumbrances of any nature whatsoever.

         3.11 Agreements in Force and Effect. Except as set forth in Schedules D and E, all material contracts, agreements, plans, promissory notes, mortgages, leases, policies, licenses, franchises or similar instruments to which EMPS is a party are valid and in full force and effect on the date hereof, and EMPS has not breached any material provision of, and is not in default in any material respect under the terms of, any such contract, agreement, plan, promissory note, mortgage, lease, policy, license, franchise or similar instrument which breach or default would have a material adverse effect upon the business, operations or financial condition of EMPS.

         3.12 Legal Proceedings, Etc. Except as set forth in Schedule K, there are no civil, criminal, administrative, arbitration or other such proceedings or investigations pending or, to the knowledge of either EMPS or the shareholders thereof, threatened, in which, individually or in the aggregate, an adverse determination would materially and adversely affect the assets, properties, business or income of EMPS. EMPS has substantially complied with, and is not in default in any material respect under, any laws, ordinances, requirements, regulations or orders applicable to its businesses.

         3.13 Governmental Regulation. To the knowledge of EMPS and except as set forth in Schedule K, EMPS is not in violation of or in default with respect to any applicable law or any applicable rule, regulation, order, writ or decree of any court or any governmental commission, board, bureau, agency or instrumentality, or delinquent with respect to any report required to be filed with any governmental commission, board, bureau, agency or instrumentality which violation or default could have a material adverse effect upon the business, operations or financial condition of EMPS.

         3.14 Brokers and Finders. EMPS shall be solely responsible for payment to any broker or finder retained by EMPS for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated herein.

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

         3.15 Accuracy of Information. No representation or warranty by EMPS contained in this Agreement and no statement contained in any certificate or other instrument delivered or to be delivered to Caspian pursuant hereto or in connection with the transactions contemplated hereby (including without limitation all Schedules and exhibits hereto) contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading.

         3.16 Subsidiaries. Except as listed in Schedule P, EMPS does not have any other subsidiaries or own capital stock representing ten percent (10%) or more of the issued and outstanding stock of any other corporation.

         3.17 Consents. Except as listed in Schedule F, no consent or approval of, or registration, qualification or filing with, any governmental authority or other person is required to be obtained or accomplished by EMPS or any shareholder thereof in connection with the consummation of the transactions contemplated hereby.

         3.18 Improper Payments. Neither EMPS, nor any person acting on behalf of EMPS has made any payment or otherwise transmitted anything of value, directly or indirectly, to (a) any official or any government or agency or political subdivision thereof for the purpose of influencing any decision affecting the business of EMPS (b) any customer, supplier or competitor of EMPS or employee of such customer, supplier or competitor, for the purpose of obtaining, retaining or directing business for EMPS or (c) any political party or any candidate for elective political office nor has any fund or other asset of EMPS been maintained that was not fully and accurately recorded on the books of account of EMPS.

         3.19 Copies of Documents. EMPS has made available for inspection and copying by Caspian and its duly authorized representatives, and will continue to do so at all times, true and correct copies of all documents which it has filed with the Securities and Exchange Commission and all other governmental agencies which are material to the terms and conditions contained in this Agreement. Furthermore, all filings by EMPS with the Securities and Exchange Commission, and all other governmental agencies, including but not limited to the Internal Revenue Service, have contained information which is true and correct, to the best knowledge of the Board of Directors of EMPS, in all material respects and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein not misleading or which could have any material adverse effect upon the financial condition or operations of EMPS or adversely effect the objectives of this Agreement with respect to Caspian including, but not limited to, the issuance and subsequent trading of the shares of common stock of EMPS to be received hereby, subject to compliance by the shareholders of Caspian with applicable law.

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

                                    ARTICLE 4
                        REPRESENTATIONS AND WARRANTIES OF
                         CASPIAN SERVICES GROUP LIMITED

         Caspian hereby represents and warrants to EMPS as follows:

         4.01 Caspian shall deliver to EMPS, on or before Closing, the following:

                  (a) Financial Statements. Audited financial statements of Caspian from its inception, through December 31, 2001, prepared in accordance with United States generally accepted accounting principles and which fairly present the financial condition of Caspian at the dates thereof. (Schedule AA)

                  (b) Property. An accurate list and description of all property, real or personal owned by Caspian of a value equal to or greater than $1,000.00. (Schedule BB)

                  (c) Liens and Liabilities. A complete and accurate list of all material liens, encumbrances, easements, security interests or similar interests in or on any of the assets listed on Schedule AA. (Schedule CC.) A complete and accurate list of all debts, liabilities and obligations of Caspian incurred or owing as of the date of this Agreement. (Schedule CC.1.)

                  (d) Leases and Contracts. A complete and accurate list describing all material terms of material leases (whether of real or personal property) and each contract, promissory note, mortgage, license, franchise, or other written agreement to which Caspian is a party which involves or can reasonably be expected to involve aggregate future payments or receipts by Caspian (whether by the terms of such lease, contract, promissory note, license, franchise or other written agreement or as a result of a guarantee of the payment of or indemnity against the failure to pay same) of $1,000.00 or more annually during the twelve-month period ended December 31, 2001 or any consecutive twelve-month period thereafter, except any of said instruments which terminate or are cancelable without penalty during such twelve-month period. (Schedule DD.)

                  (e) Loan Agreements. Complete and accurate copies of all loan agreements and other documents with respect to obligations of Caspian for the repayment of borrowed money. (Schedule EE.)

                  (f) Consents Required. A complete list of all agreements wherein consent to the transaction herein contempla ted is required to avoid a default thereunder; or where notice of such transaction is required at or subsequent to closing, or where consent to an acquisition, consolidation, or sale of all or substantially all of the assets is required to avoid a default thereunder. (Schedule FF.)

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

                  (g) Articles and Bylaws. Complete and accurate copies of the Articles of Incorporation and Bylaws of Caspian, together with all amendments thereto to the date hereof. (Schedule GG.)

                  (h) Shareholders. A complete list of all persons or entities holding capital stock of Caspian or any rights to subscribe for, acquire, or receive shares of the capital stock of Caspian (whether warrants, calls, options, or conversion rights), including copies of all stock option plans whether qualified or nonqualified, and other similar agreements. (Schedule HH.)

                  (i) Officers and Directors. A complete and current list of all officers and Directors of Caspian. (Schedule II.)

                  (j) Salary Schedule. A complete and accurate list (in all material respects) of the names and the current salary rate or each present employee of Caspian who received $1,000 or more in aggregate compensation from Caspian whether in salary, bonus or otherwise, during the year 2001, or who is presently scheduled to receive from Caspian a salary in excess of $1,000.00 during the year ending December 31, 2001, including in each case the amount of compensation received or scheduled to be received, and a schedule of the hourly rates of all other employees listed according to departments. (Schedule JJ.)

                  (k) Litigation. A complete and accurate list (in all material respects) of all material civil, criminal, administrative, arbitration or other such proceedings or investigations (including without limitations unfair labor practice matters, labor organization activities, environmental matters and civil rights violations) pending or, to the knowledge of Caspian threatened, which may materially and adversely affect Caspian. (Schedule KK.)

                  (l) Tax Returns. Accurate copies of all tax returns of Caspian filed in the British Virgin Islands or Kazakhstan through the period ended December 31, 2001. (Schedule LL.)

                  (m) Agency Reports. Copies of all material reports or filings (and a list of the categories of reports or filings made on a regular basis) made by Caspian with any governmental agencies in the British Virgin Islands or Kazakhstan. (Schedule MM.)

                  (n) A true and complete list (in all material respects), as of the date of this Agreement, showing (1) the name of each bank in which Caspian has an account or safe deposit box, and (2) the names and addresses of all signatories. (Schedule NN.)

                  (o) Jurisdictions Where Qualified. A list of all jurisdictions wherein Caspian is qualified to do business and is in good standing. (Schedule OO.)

                  (p) Subsidiaries. A complete list of all subsidiaries of Caspian. (Schedule PP.) The term "Subsidiary" or "Subsidiaries" shall include corporations, unincorporated associations, partnerships, joint ventures, or similar entities in which Caspian has an interest, direct or indirect.

                  (q) Union Matters. An accurate list and description (in all material respects of union contracts and collective bargaining agreements of Caspian, if any. (Schedule QQ.)

                  (r) Employee and Consultant Contracts. A complete and accurate list of all employee and consultant contracts which Caspian may have, other than those listed in the schedule on Union Matters. (Schedule RR.)

                  (s) Employee Benefit Plans. Complete and accurate copies of all salary, stock option, bonus, incentive compensation, deferred compensation, profit sharing, retirement, pension, group insurance, disability, death benefit or other benefit plans, trust agreements or arrangements of Caspian in effect on the date hereof or to become effective after the date thereof, together with copies of any determination letters issued by the Internal Revenue Service with respect thereto. (Schedule SS.)

                  (t) Insurance Policies. A complete and accurate list (in all material respects) and description of all material insurance policies naming Caspian as an insured or beneficiary or as a loss payable payee or for which Caspian has paid all or part of the premium in force on the date hereof, specifying any notice or other information possessed by Caspian regarding possible claims thereunder, cancellation thereof or premium increases thereon, including any policies now in effect naming Caspian as beneficiary covering the business activities of Caspian. (Schedule TT.)

                  (u) Customers. A complete and accurate list (in all material respects) of the customers of Caspian, including all presently effective contracts of Caspian to be assigned to Caspian, accounting for the principle revenues of Caspian, indicating the dollar amounts of gross revenues of each such customer for the period ended December 31, 2001. (Schedule UU.)

                  (v) Licenses and Permits. A complete list of all licenses, permits and other authorizations of Caspian. (Schedule VV.)

         4.02 Organization, Standing and Power. Caspian is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands with all requisite corporate power to own or lease its properties and carry on its business as is now being conducted and has a registered corporate office in Kazakhstan with all requisite corporate power to own or lease its properties and carry on its business as is now being conducted.

         4.03 Qualification. Caspian is duly qualified and licensed as a foreign corporation authorized to do business in each jurisdiction wherein it conducts business operations. Such jurisdictions, which are the only jurisdictions in which Caspian is duly qualified and licensed as a foreign corporation, is shown in Schedule OO.

         4.04 Capitalization of Caspian. The authorized capital stock of Caspian consists of 50,000 shares of Common Stock, par value $1.00 per share, of which the only shares issued and outstanding are 100 shares issued to the shareholders listed on Schedule HH, which shares were duly authorized, validly issued and fully paid and nonassessable. There are no preemptive rights with respect to the Caspian stock.

         4.05 Authority. The execution and delivery of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action, including but not limited to duly and validly authorized action and approval by the Board of Directors, on the part of Caspian. This Agreement constitutes the valid and binding obligation of Caspian, enforceable against it in accordance with its terms, subject to the principles of equity applicable to the availability of the remedy of specific performance. This Agreement has been duly executed by Caspian and the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement shall not result in any breach of any terms or provisions of Caspian's Articles of Incorporation or Bylaws or of any other agreement, court order or instrument to which Caspian is a party or bound.

         4.06 Absence of Undisclosed Liabilities. Caspian has no material liabilities of any nature, whether fixed, absolute, contingent or accrued, which were not reflected on the financial statements set forth in Schedule AA or otherwise disclosed in this Agreement or any of the Schedules or Exhibits attached hereto.

         4.07 Absence of Changes. Since the date of inception, there has not been any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of Caspian, except for changes resulting from completion of those transactions described in Section 5.02.

         4.08 Tax Matters. All taxes and other assessments and levies which Caspian is required by law to withhold or to collect have been duly withheld and collected, and have been paid over to the proper government authorities or are held by Caspian in separate bank accounts for such payment or are represented by depository receipts, and all such withholdings and collections and all other payments due in connection therewith (including, without limitation, employment taxes, both the employee's and employer's share) have been paid over to the government or placed in a separate and segregated bank account for such purpose. There are no known deficiencies in income taxes for any periods and further, the representations and warranties as to absence of undisclosed liabilities contained in Section 4.06 includes any and all tax liabilities of whatsoever kind or nature (including, without limitation, all federal, provincial, local and foreign income, profit, franchise, sales, use and property taxes) due or to become due, incurred in respect of or measured by Caspian income or business prior to the Closing Date.

         4.09 Options, Warrants, etc. Except as otherwise described in Schedule HH, there are no outstanding options, warrants, calls, commitments or agreements of any character to which Caspian or its shareholders are a party or by which Caspian or its shareholders are bound, or are a party, calling for the issuance of shares of capital stock of Caspian or any securities representing the right to purchase or otherwise receive any such capital stock of Caspian.

         4.10 Title to Assets. Except for liens set forth in Schedule CC, Caspian is the sole and unconditional owner of, with good and marketable title to, all the assets and patents listed in the schedules as owned by them and all other property and assets are free and clear of all mortgages, liens, pledges, charges or encumbrances of any nature whatsoever.

         4.11 Agreements in Force and Effect. Except as set forth in Schedules DD and EE, all material contracts, agreements, plans, promissory notes, mortgages, leases, policies, licenses, franchises or similar instruments to which Caspian is a party are valid and in full force and effect on the date hereof, and Caspian has not breached any material provision of, and is not in default in any material respect under the terms of, any such contract, agreement, plan, promissory note, mortgage, lease, policy, license, franchise or similar instrument which breach or default would have a material adverse effect upon the business, operations or financial condition of Caspian.

         4.12 Legal Proceedings, Etc. Except as set forth in Schedule KK, there are no civil, criminal, administrative, arbitration or other such proceedings or investigations pending or, to the knowledge of Caspian, threatened, in which, individually or in the aggregate, an adverse determination would materially and adversely affect the assets, properties, business or income of Caspian. Caspian has substantially complied with, and is not in default in any material respect under, any laws, ordinances, requirements, regulations or orders applicable to its businesses.

         4.13 Governmental Regulation. To the knowledge of Caspian and except as set forth in Schedule KK, Caspian is not in violation of or in default with respect to any applicable law or any applicable rule, regulation, order, writ or decree of any court or any governmental commission, board, bureau, agency or instrumentality, or delinquent with respect to any report required to be filed with any governmental commission, board, bureau, agency or instrumentality which violation or default could have a material adverse effect upon the business, operations or financial condition of Caspian. .

         4.14 Broker and Finders. Caspian shall be solely responsible for payment to any broker or finder retained by Caspian for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated herein.

         4.15 Accuracy of Information. No representation or warranty by Caspian contained in this Agreement and no statement contained in any certificate or other instrument delivered or to be delivered to EMPS pursuant hereto or in connection with the transactions contemplated hereby (including without limitation all Schedules and Exhibits hereto) contains or will contain any untrue

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

statement of a material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading.

         4.16 Subsidiaries. Except as listed in Schedule PP, Caspian does not have any other subsidiaries or own capital stock representing ten percent (10%) or more of the issued and outstanding stock of any other corporation.

         4.17 Consents. Except as listed in Schedule FF, no consent or approval of, or registration, qualification or filing with, any other governmental authority or other person is required to be obtained or accomplished by Caspian or any shareholder thereof, in connection with the consummation of the transactions contemplated hereby.

         4.18 Improper Payments. No person acting on behalf of Caspian has made any payment or otherwise transmitted anything of value, directly or indirectly, to (a) any official or any government or agency or political subdivision thereof for the purpose of influencing any decision affecting the business of Caspian , or (b) any political party or any candidate for elective political office, nor has any fund or other asset of Caspian been maintained that was not fully and accurately recorded on the books of account of Caspian.

         4.19 Copies of Documents. Caspian has made available for inspection and copying by EMPS and its duly authorized representatives, and will continue to do so at all times, true and correct copies of all documents which it has filed with any governmental agencies which are material to the terms and conditions contained in this Agreement. Furthermore, all filings by Caspian with governmental agencies, including but not limited to any taxing authority, have contained information which is true and correct in all material respects and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein not misleading or which could have any material adverse effect upon the financial condition or operations of Caspian or adversely affect the objectives of this Agreement.

         4.20 Investment Intent of Shareholders. Each shareholder of Caspian represents and warrants to EMPS that the shares of EMPS being acquired pursuant to this Agreement are being acquired for his own account and for investment and not with a view to the public resale or distribution of such shares and further acknowledges that the shares being issued have not been registered under the Securities Act and are "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

                                    ARTICLE 5
                      CONDUCT AND TRANSACTIONS PRIOR TO THE
                        EFFECTIVE TIME OF THE ACQUISITION

         5.01 Conduct and Transactions of EMPS. During the period from the date hereof to the date of Closing, EMPS shall:

                  (a) Conduct its operations in the ordinary course of business, including but not limited to, paying all obligations as they mature, complying with all applicable tax laws, filing all tax returns required to be filed and paying all taxes due;

                  (b) Maintain its records and books of account in a manner that fairly and correctly reflects its income, expenses, assets and liabilities;

         EMPS shall not during such period, except in the ordinary course of business, without the prior written consent of Caspian:

                  (a) Except as otherwise contemplated or required by this Agreement, sell, dispose of or encumber any of its properties or assets;

                  (b) Declare or pay any dividends on shares of its capital stock or make any other distribution of assets to the holders thereof;

                  (c) Except as set forth in paragraph 5.01(c) above, issue, reissue or sell, or issue options or rights to subscribe to, or enter into any contract or commitment to issue, reissue or sell, any shares of its capital stock or acquire or agree to acquire any shares of its capital stock;

                  (d) Except as otherwise contemplated and required by this Agreement, amend its Articles of Incorporation or merge or consolidate with or into any other corporation or sell all or substantially all of its assets or change in any manner the rights of its capital stock or other securities;

                  (e) Except as contemplated or required by this Agreement, pay or incur any obligation or liability, direct or contingent, of more than $1,000, excluding the acquisitions identified in Paragraph B of this Agreement;

                  (f) Incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise become responsible for obligations of any other party, or make loans or advances to any other party, excluding the acquisitions identified in Paragraph B of this Agreement;

                  (g) Make any material change in its insurance coverage;

                  (h) Increase in any manner the compensation, direct or indirect, of any of its officers or executive employees; except in accordance with existing employment contracts;

                  (i) Enter into any agreement or make any commitment to any labor union or organization;

                  (j) Make any capital expenditures, excluding the acquisitions identified in Paragraph B of this Agreement.

         5.02 Conduct and Transactions of Caspian. During the period from the date hereof to the date of Closing, Caspian shall:

                  (a) Obtain an investment letter from each shareholder of Caspian in a form substantially like that attached hereto as Exhibit B.

                  (b) Conduct the operations of Caspian in the ordinary course of business.

         Caspian shall not during such period, except in the ordinary course of business, without the prior written consent of EMPS:

                  (a) Except as otherwise contemplated or required by this Agreement, sell, dispose of or encumber any of the properties or assets of Caspian;

                  (b) Declare or pay any dividends on shares of its capital stock or make any other distribution of assets to the holders thereof;

                  (c) Issue, reissue or sell, or issue options or rights to subscribe to, or enter into any contract or commitment to issue, reissue or sell, any shares of its capital stock or acquire or agree to acquire any shares of its capital stock;

                  (d) Except as otherwise contemplated and required by this Agreement, amend its Articles of Incorporation or merge or consolidate with or into any other corporation or sell all or substantially all of its assets or change in any manner the rights of its capital stock or other securities;

                  (e) Except as otherwise contemplated and required by this Agreement, pay or incur any obligation or liability, direct or contingent, of more than $1,000;

                  (f) Incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise become responsible for obligations of any other party, or make loans or advances to any other party;

                  (g)    Make  any  material change in its insurance coverage;

                  (h) Increase in any manner the compensation, direct or indirect, of any of its officers or executive employees; except in accordance with existing employment contracts;

                  (i) Enter into any agreement or make any commitment to any labor union or organization;

                  (j) Make any material capital expenditures.

                  (k) Allow any of the foregoing actions to be taken by any subsidiary of Caspian.

                                    ARTICLE 6
                              RIGHTS OF INSPECTION

         6.01 During the period from the date of this Agreement to the date of Closing of the acquisition, EMPS and Caspian agree to use their best efforts to give the other party, including its representatives and agents, full access to the premises, books and records of each of the entities, and to furnish the other with such financial and operating data and other information including, but not limited to, copies of all legal documents and instruments referred to on any schedule or exhibit hereto, with respect to the business and properties of EMPS or Caspian, as the case may be, as the other shall from time to time request; provided, however, if there are any such investigations: (1) they shall be conducted in such manner as not to unreasonably interfere with the operation of the business of the other parties and (2) such right of inspection shall not affect in any way whatsoever any of the representations or warranties given by the respective parties hereunder. In the event of termination of this Agreement, EMPS and Caspian will each return to the other all documents, work papers and other materials obtained from the other party in connection with the transactions contemplated hereby, and will take such other steps necessary to protect the confidentiality of such material.

                                    ARTICLE 7
                              CONDITIONS TO CLOSING

         7.01 Conditions to Obligations of Caspian. The obligation of Caspian to perform this Agreement is subject to the satisfaction of the following conditions on or before the Closing unless waived in writing by Caspian.

                  (a) Representations and Warranties. There shall be no information disclosed in the schedules delivered by EMPS which in the opinion of Caspian would materially adversely affect the proposed transaction and intent of the parties as set forth in this Agreement. The representations and warranties of EMPS set forth in Article 3 hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except as otherwise permitted by this Agreement.

                  (b) Performance of Obligations. EMPS shall have in all material respects performed all agreements required to be performed by it under this Agreement and shall have performed in all material respects any actions contemplated by this Agreement prior to or on the Closing and EMPS shall have complied in all material respects with the course of conduct required by this Agreement.

                  (c) Corporate Action. EMPS shall have furnished minutes, certified copies of corporate resolutions and/or other documentary evidence satisfactory to counsel for Caspian that EMPS has submitted with this Agreement and any other documents required hereby to such parties for approval as provided by applicable law.

                  (d) Consents. Execution of this Agreement by the shareholders of Caspian and any consents necessary for or approval of any party listed on any Schedule delivered by EMPS whose consent or approval is required pursuant thereto shall have been obtained.

                  (e) Financial Statements. Caspian shall have been furnished with audited financial statements of EMPS including, but not limited to, balance sheets and profit and loss statements from inception through the fiscal year end December 31, 2001. Such financial statements shall have been prepared in conformity with United States generally accepted accounting principles on a basis consistent with those of prior periods and fairly present the financial position of EMPS as of the periods stated.

                  (f) Statutory Requirements. All statutory requirements for the valid consummation by EMPS of the transactions contemplated by this Agreement shall have been fulfilled.

                  (g) Governmental Approval. All authorizations, consents, approvals, permits and orders of all federal and state governmental agencies required to be obtained by EMPS for consummation of the transactions contemplated by this Agreement shall have been obtained.

                  (h) Changes in Financial Condition of EMPS. There shall not have occurred any material adverse change in the financial condition or in the operations of the business of EMPS, except expenditures in furtherance of this Agreement, excluding the acquisitions identified in Paragraph B of this Agreement.

                  (i) Absence of Pending Litigation. EMPS is not engaged in or threatened with any suit, action, or legal, administrative or other proceedings or governmental investigations pertaining to this Agreement or the consummation of the transactions contemplated hereunder.

                  (j) Authorization for Issuance of Stock. Caspian shall have received in form and substance satisfactory to counsel for Caspian a letter instructing and authorizing the Registrar and Transfer Agent for the shares of common stock of EMPS issue stock certificates representing ownership of EMPS common stock to Caspian shareholders in accordance with the terms of this Agreement and a letter from said Registrar and Transfer Agent acknowledging receipt of the letter of instruction and stating to the effect that the Registrar and Transfer Agent holds adequate supplies of stock certificates necessary to comply with the letter of instruction and the terms and conditions of this Agreement.

         7.02 Conditions to Obligations of EMPS. The obligation of EMPS to perform this Agreement is subject to the satisfaction of the following conditions on or before the Closing unless waived in writing by EMPS.

                  (a) Representations and Warranties. There shall be no information disclosed in the schedules delivered by Caspian, which in the opinion of EMPS, would materially adversely affect the proposed transaction and intent of the parties as set forth in this Agreement. The representations and warranties of Caspian set forth in Article 4 hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except as otherwise permitted by this Agreement.

                  (b) Performance of Obligations. Caspian shall have in all material respects performed all agreements required to be performed by it under this Agreement and shall have performed in all material respects any actions contemplated by this Agreement prior to or on the Closing and Caspian shall have complied in all respects with the course of conduct required by this Agreement.

                  (c) Corporate Action. Caspian shall have furnished minutes, certified copies of corporate resolutions and/or other documentary evidence satisfactory to Counsel for EMPS that Caspian has submitted with this Agreement and any other documents required hereby to such parties for approval as provided by applicable law.

                  (d) Consents. Any consents necessary for or approval of any party listed on any Schedule delivered by Caspian, whose consent or approval is required pursuant thereto, shall have been obtained.

                  (e) Financial Statements. EMPS shall have been furnished with audited financial statements of Caspian including, but not limited to, balance sheets and profit and loss statements from inception through the fiscal year end December 31, 2001. Such financial statements shall have been prepared in conformity with United States generally accepted accounting principles on a basis consistent with those of prior periods and fairly present the financial position of Caspian as of the periods stated.

                  (f) Statutory Requirements. All statutory requirements for the valid consummation by Caspian of the transactions contemplated by this Agreement shall have been fulfilled.

                  (g) Governmental Approval. All authorizations, consents, approvals, permits and orders of all federal and state governmental agencies required to be obtained by Caspian for consummation of the transactions contemplated by this Agreement shall have been obtained.

                  (h) Employment Agreements. Existing Caspian employment agreements will have been delivered to counsel for EMPS.

                  (i) Changes in Financial Condition of Caspian. There shall not have occurred any material adverse change in the financial condition or in the operations of the business of Caspian, except expenditures in furtherance of this Agreement.

                  (j) Absence of Pending Litigation. Caspian is not engaged in or threatened with any suit, action, or legal, administrative or other proceedings or governmental investigations pertaining to this Agreement or the consummation of the transactions contemplated hereunder.

                  (k) Shareholder Approval. The Caspian shareholders shall have approved the Agreement and Plan of Reorganization.


                                    ARTICLE 8
                          MATTERS SUBSEQUENT TO CLOSING

         8.01 Covenant of Further Assurance. The parties covenant and agree that they shall, from time to time, execute and deliver or cause to be executed and delivered all such further instruments of conveyance, transfer, assignments, receipts and other instruments, and shall take or cause to be taken such further or other actions as the other party or parties to this Agreement may reasonably deem necessary in order to carry out the purposes and intent of this Agreement.


                                    ARTICLE 9
                     NATURE AND SURVIVAL OF REPRESENTATIONS

         9.01 All statements contained in any written certificate, schedule, exhibit or other written instrument delivered by EMPS or Caspian pursuant hereto, or otherwise adopted by EMPS, by its written approval, or by Caspian by its written approval, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by EMPS or Caspian as the case may be. All representations, warranties and agreements made by either party shall survive for the period of the applicable statute of limitations and until the discovery of any claim, loss, liability or other matter based on fraud, if longer.

                                   ARTICLE 10
           TERMINATION OF AGREEMENT AND ABANDONMENT OF REORGANIZATION

         10.01 Termination. Anything herein to the contrary notwithstanding, this Agreement and any agreement executed as required hereunder and the acquisition contemplated hereby may be terminated at any time before the Closing as follows:

                  (a) By mutual written consent of the Boards of Directors of EMPS and Caspian.

                  (b) By the Board of Directors of EMPS if any of the conditions set forth in Section

         7.02 shall not have been satisfied by the Closing Date.

                  (c) By the Board of Directors of Caspian if any of the conditions set forth in Section 7.01 shall not have been satisfied by the Closing Date.

         10.02 Termination of Obligations and Waiver of Conditions; Payment of Expenses. In the event this Agreement and the acquisition are terminated and abandoned pursuant to this Article 10 hereof, this Agreement shall become void and of no force and effect and there shall be no liability on the part of any of the parties hereto, or their respective directors, officers, shareholders or controlling persons to each other. Each party hereto will pay all costs and expenses incident to its negotiation and preparation of this Agreement and any of the documents evidencing the transactions contemplated hereby, including fees, expenses and disbursements of counsel.

                                   ARTICLE 11
                      EXCHANGE OF SHARES; FRACTIONAL SHARES

         11.01 Exchange of Shares. At the Closing, EMPS shall issue a letter to the transfer agent of EMPS with a copy of the resolution of the Board of Directors of EMPS authorizing and directing the issuance of EMPS shares as set forth on Exhibit A to this Agreement.

         11.02 Restrictions on Shares Issued to Caspian. Due to the fact that Caspian will receive shares of EMPS common stock in connection with the acquisition which have not been registered under the1933 Act by virtue of the exemption provided in Section 4(2) of such Act, those shares of EMPS will contain the following legend:

         The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold or offered for sale in the absence of an effective Registration Statement for the shares under the Securities Act of 1933 or an opinion of counsel to the Corporation that such registration is required.

                                   ARTICLE 12
                                  MISCELLANEOUS

         12.01 Construction. This Agreement shall be construed and enforced in accordance with the laws of the State of Utah excluding the conflicts of laws.

         12.02 Notices. All notices necessary or appropriate under this Agreement shall be effective when personally delivered or deposited in the United States mail, postage prepaid, certified or

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registered, return receipt requested, and addressed to the parties last known address which addresses are currently as follows:

         If to "EMPS"                          If to "Caspian "

         EMPS Corporation                      Caspian Services Group Limited
         875 Donner Way                        P.O. Box 544, 14 Britannia Place,
         Unit 705                              Bath Street
         Salt Lake City, Utah 84108            St. Helier, Jersey JE 4 SU
                                               Channel Islands
         With copies to:

         Ronald L. Poulton, Esq.
         136 East South Temple, Suite 1700-A
         Salt Lake City, UT 84111

         12.03 Amendment and Waiver. The parties hereby may, by mutual agreement in writing signed by each party, amend this Agreement in any respect. Any term or provision of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof, such waiver right shall include, but not be limited to, the right of either party to:

                  (a) Extend the time for the performance of any of the obligations of the other;

                  (b) Waive any inaccuracies in representations by the other contained in this Agreement or in any document delivered pursuant hereto;

                  (c) Waive compliance by the other with any of the covenants contained in this Agreement, and performance of any obligations by the other; and

                  (d) Waive the fulfillment of any condition that is precedent to the performance by the party so waiving of any of its obligations under this Agreement. Any writing on the part of a party relating to such amendment, extension or waiver as provided in this Section 12.03 shall be valid if authorized or ratified by the Board of Directors of such party.

         12.04 Remedies not Exclusive. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by EMPS or Caspian shall not constitute a waiver of the right to pursue other available remedies.

         12.05 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12.06 Benefit. This Agreement shall be binding upon, and inure to the benefit of, the respective successors and assigns of EMPS and Caspian and its shareholders.

         12.07 Entire Agreement. This Agreement and the Schedules and Exhibits attached hereto, represent the entire agreement of the undersigned regarding the subject matter hereof, and supersedes all prior written or oral understandings or agreements between the parties.

         12.08 Each Party to Bear its Own Expense. EMPS and Caspian shall each bear their own respective expenses incurred in connection with the negotiation, execution, closing, and performance of this Agreement, including counsel fees and accountant fees.

         12.09 Captions and Section Headings. Captions and section headings used herein are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

Executed as of the date first written above.

"EMPS"                                      "Caspian "

EMPS Corporation                            Caspian Services Group Limited
a Nevada corporation                        a British Virgin Islands corporation



By: /s/ Louis Naegle                        By: /s/ Paul Roberts
    ------------------------------              --------------------------------
    Louis Naegle, President                       Paul Roberts, President


"Shareholders"                              "Shareholders"

 Mohul Nominees Limited                     Elcan Nominees Limited



By: /s/ K. Carter                           By: /s/ I.A.G. Moodie
    ------------------------------              --------------------------------
     K. Carter, Director                          I.A.G. Moodie, Director

                                    EXHIBIT A



Name of Shareholder             Caspian Shares Owned    EMPS Shares to be Issued

Elcan Nominees Limited                     36                   9,752,292


EMPS Corporation shares to be
 issued as follows:

         Paul Roberts                                           3,250,764
         Laird Garrard                                          3,250,764
         Dora International Ltd.                                3,250,764


Mohul Nominees Limited                     64                  17,337,408


EMPS Corporation shares to be
 issued as follows:

         Techgrand Company, Ltd                                 3,250,764
         Petroleum Group Services Ltd                          14,086,644